Section 4: EX - 99.3 (SUPPLEMENTAL INFORMATION FOR THE THREE MONTHS ENDED JUNE 30, 2013)
Exhibit 99.3

2Q | 2013

Supplemental Information

FURNISHED AS OF JULY 30, 2013 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Selected Financial Statement Information

7	Property Progression

8	Investment Activity

9	Investment by Type and Geographic Location

10	Square Feet by Geography

11	Square Feet by Type, Provider and Building Size

12	Lease Maturity and Tenant Size

13	Occupancy Information

14	Leasing Statistics

15	Same Store Properties

16	Components of Net Asset Value

17	Components of Expected 2013 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2013 FFO,” and other comparable terms and in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2012 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	2Q I 2013 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.0 billion in 204 real estate properties and mortgages as of June 30, 2013. The Company’s 198 owned real estate properties are located in 28 states and total approximately 13.5 million square feet. The Company provided property management services to approximately 10.1 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)
Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)
Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)
Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	2Q I 2013 SUPPLEMENTAL INFORMATION

Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On July 30, 2013, the Company declared a dividend of $0.30 per share, payable on August 30, 2013 to stockholders of record on August 15, 2013.

I |	Analyst Coverage

BMO Capital Markets Corp.	JMP Securities LLC

Cowen & Co. LLC	KeyBanc Capital Markets Inc.

Goldman Sachs	RBC Capital Markets Corp

Green Street Advisors, Inc.	Stifel Nicolaus & Co

J.J.B. Hilliard W.L. Lyons LLC	SunTrust Robinson Humphrey

J.P. Morgan Securities LLC	Wells Fargo Securities LLC

HEALTHCARE REALTY I 4	2Q I 2013 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2013		2012
	Q2	Q1	Q4	Q3	Q2
Net Income (Loss) Attributable to Common Stockholders	($24,205)	($999)	($6,391)	$5,815	$2,908
Gain on sales of real estate properties	(1,783)	—	(1,177)	(6,265)	(3)
Impairments	—	3,630	7,712	2,860	167
Real estate depreciation and amortization	24,002	23,958	24,932	23,336	23,467
Total adjustments	22,219	27,588	31,467	19,931	23,631
Funds from Operations	($1,986)	$26,589	$25,076	$25,746	$26,539
Write-off of deferred financing costs upon amendment of line of credit facility	—	252	—	—	—
Acquisition costs	124	219	385	—	—
Interest incurred related to the timing of issuance/redemption of senior notes	667	188	—	—	—
Severance costs included in general and administrative expenses	—	609	—	—	—
Amounts paid in settlement of a brokerage claim on a 2010 real estate acquisition	—	—	1,100	—	—
Loss on extinguishment of debt	29,907	—	—	—	—
Normalized Funds from Operations	$28,712	$27,857	$26,561	$25,746	$26,539
Funds from Operations per Common Share—Diluted	($0.02)	$0.30	$0.29	$0.33	$0.34
Normalized Funds from Operations Per Common Share—Diluted	$0.32	$0.32	$0.31	$0.33	$0.34
FFO Weighted Average Common Shares Outstanding	89,204	88,382	87,049	78,021	77,712
Normalized FFO Weighted Average Common Shares Outstanding	90,684	88,382	87,049	78,021	77,712

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principals generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

HEALTHCARE REALTY I 5	2Q I 2013 SUPPLEMENTAL INFORMATION

Selected Financial Statement Information
(dollars in thousands)

SELECTED BALANCE SHEET INFORMATION
	2013		2012
	Q2	Q1	Q4	Q3	Q2	Q1
Real estate properties, gross (1)(2)	$2,827,925	$2,803,549	$2,821,323	$2,735,246	$2,758,183	$2,782,851
Acquisitions	16,325	15,678	71,666	—	10,682	22,462
Dispositions (sales price)	(11,925)	(4,984)	(10,050)	(31,304)	(34,210)	(15,820)
Real estate additions and improvements	15,289	5,210	19,282	9,089	12,022	16,224
Construction in progress	—	—	—	—	9,009	10,864
Land held for development	17,054	17,054	25,171	25,171	25,171	25,171
Mortgage notes receivable	212,313	190,134	162,191	141,107	118,059	112,767
Assets held for sale and discontinued operations, net	18,688	22,297	3,337	11,550	12,921	13,762
Total assets	2,597,390	2,655,250	2,539,972	2,470,776	2,472,324	2,503,654
Notes and bonds payable	1,301,387	1,415,119	1,293,044	1,212,615	1,395,600	1,418,571
Total equity	1,178,168	1,136,616	1,120,944	1,151,067	966,195	985,727

SUMMARY OF INDEBTEDNESS
	Quarterly Interest Expense	Balance as of 6/30/2013	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2014, net of discount	648	—	—	5.19%
Senior Notes due 2017, net of discount	4,945	298,866	43	6.62%
Senior Notes due 2021, net of discount	5,817	397,440	91	5.86%
Senior Notes due 2023, net of discount	2,386	247,992	118	3.85%
Total Senior Notes Outstanding	13,796	944,298	82	5.57%
Unsecured credit facility due 2017	519	230,000	46	1.60%
Mortgage notes payable, net	3,394	127,089	45	5.57%
Total Outstanding Notes and Bonds Payable	$17,709	$1,301,387	72	4.87%
Interest cost capitalization	(64)
Deferred financing costs	766
Unsecured credit facility fee	531
Total Quarterly Consolidated Interest Expense	$18,942

REVENUES AND PROPERTY OPERATING EXPENSES (3)
	2013		2012
	Q2	Q1	Q4	Q3	Q2	Q1
Property operating income	$62,886	$62,492	$62,125	$60,787	$60,467	$58,485
Single-tenant net lease	14,259	13,698	12,871	12,418	12,389	11,764
Straight-line rent	1,974	1,840	1,254	1,600	1,328	1,689
Rental income	79,119	78,030	76,250	74,805	74,184	71,938
Mortgage interest	3,427	2,937	2,611	2,244	2,039	2,292
Other operating	1,508	1,456	1,442	1,522	1,370	1,774
Total Revenues	$84,054	$82,423	$80,303	$78,571	$77,593	$76,004
Property operating expense	$31,732	$29,803	$30,087	$29,903	$29,150	$28,260

(1)	Includes construction in progress and land held for development.

(2)	Prior periods have been restated to conform to the current period reclassification of certain corporate assets from real estate properties to other assets.

(3)	Prior periods have been restated to conform to the current period presentation for assets classified as held for sale and discontinued operations.

HEALTHCARE REALTY I 6	2Q I 2013 SUPPLEMENTAL INFORMATION

Property Progression

REAL ESTATE PROPERTIES AND MORTGAGES
	Beginning of Quarter	Net Change	End of Quarter
Stabilized
Multi-tenant	131	—	131
Single-tenant net lease (1)	39	(1)	38
SIP	12	—	12
CIP	—	—	—
Mortgages (2)	5	1	6
Reposition (3)	18	(1)	17
Balance	205	(1)	204
Assets held for sale (4)	4	(2)	2

(1)	The Company purchased an inpatient rehabilitation facility in Texas and the Company disposed of two medical office buildings in Iowa.

(2)	The Company disposed of a medical office building in Tennessee and financed a mortgage note receivable upon the sale.

(3)	The Company disposed of a medical office building in Texas.

(4)	The Company disposed of a medical office building in Tennessee and a medical office building in Texas that were classified as held for sale at the beginning of the quarter.

HEALTHCARE REALTY I 7	2Q I 2013 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2013 INVESTMENT ACTIVITY (1)
Location	Property Type	Investment Type	Closing	Investment at Acquisition	Approximate Square Feet	Aggregate Leased %
Germantown, TN	MOB	Acquisition	1/29/2013	$15,678	52,225	100%
Allen, TX	IRF	Acquisition	4/30/2013	16,325	42,627	100%
Total				$32,003	$94,852	100%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (2)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total Investments	Dispositions
2009	$70,664	$9,900	$10,616	$85,120	$176,300	$106,688
2010	301,600	3,700	20,740	63,301	389,341	34,708
2011	150,312	40,000	61,931	79,375	331,618	22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	32,003	—	45,908	—	77,911	16,909
Total	$649,530	$53,600	$217,492	$233,404	$1,154,026	$272,389
% of Total	62.1%	3.6%	13.9%	20.4%	100.0%

DEVELOPMENT PROPERTIES
	Properties	Amount Funded 2Q 2013	Total Amount Funded Through 6/30/2013	Approximate Square Feet	Aggregate Leased %	2Q 2013 Adjusted Aggregate NOI/Interest(3)	Estimated Remaining Fundings
Construction mortgage loans	2	$21,604	$164,349	386,000	100%	$2,533	$38,265
Stabilization in progress	12	9,999	419,226	1,282,716	69%	1,199	30,000
Total	14	$31,603	$583,575	1,668,716	73%	$3,732	$68,265

(1)	Refer to 2013 Form 10-Q Footnote 2 for more information on the Company’s acquisitions.

(2)	Net of mortgage notes receivable payoffs upon acquisition.

(3)
Aggregate NOI for the second quarter of 2013 for the properties in stabilization was approximately $1.1 million. Adjusted aggregate NOI excludes the effects of changes in estimates recorded for real estate taxes and operating expense billings impacting prior periods. Had all the occupants at June 30, 2013 occupied and paid rent for an entire quarter, NOI would have been $1.7 million.

HEALTHCARE REALTY I 8	2Q I 2013 SUPPLEMENTAL INFORMATION

Investment by Type and Geographic Location (1)
(dollars in thousands)

	MOB/OUTPATIENT (82.4%)		INPATIENT (14.8%)			OTHER (2.8%)
	Properties	Mortgages	Rehab	Surgical	Mortgages	Other	Mortgages	Total	% of Total
Texas	$654,511	$3,666	$70,516	$92,000	$—	$—	$—	$820,693	27.0%
Virginia	191,663					11,839		203,502	6.7%
Tennessee	190,542	574				7,874		198,990	6.5%
North Carolina	149,462							149,462	4.9%
Indiana	100,541			43,406		3,790		147,737	4.9%
Washington	147,824							147,824	4.9%
Colorado	137,619							137,619	4.5%
Iowa	93,690						39,973	133,663	4.4%
Missouri	43,560				89,438			132,998	4.4%
Pennsylvania	10,798		120,422					131,220	4.3%
California	115,837		12,688					128,525	4.2%
Hawaii	123,593							123,593	4.1%
Florida	98,452	3,750						102,202	3.4%
Arizona	76,631		16,012					92,643	3.1%
Oklahoma		74,912						74,912	2.5%
Illinois	64,011							64,011	2.1%
Michigan	22,553					13,105		35,658	1.2%
Alabama	21,858					9,786		31,644	1.0%
Washington, DC	30,051							30,051	1.0%
Other (10 states)	130,863							130,863	4.3%
Sub-total	$2,404,059	$82,902	$219,638	$135,406	$89,438	$46,394	$39,973	$3,017,810	99.4%
Land held for development								17,054	0.6%
Total Investments	$2,404,059	$82,902	$219,638	$135,406	$89,438	$46,394	$39,973	$3,034,864	100.0%
Percent of $ Invested	79.7%	2.7%	7.3%	4.5%	3.0%	1.5%	1.3%	100.0%
Number of Investments	174	4	12	2	1	10	1	204

(1)	Excludes gross assets held for sale, one unconsolidated joint venture and corporate property.

HEALTHCARE REALTY I 9	2Q I 2013 SUPPLEMENTAL INFORMATION

Square Feet by Geography (1)

BY STATE, OWNED PROPERTIES
	Number of Properties	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent
Texas	49	3,256,487	398,947	365,753	4,021,187	29.8%
Tennessee	17	1,334,134		75,000	1,409,134	10.4%
Virginia	15	553,532	136,427	334,454	1,024,413	7.6%
North Carolina	15	747,603			747,603	5.5%
Indiana	6		382,695	205,499	588,194	4.4%
California	10	488,371		63,000	551,371	4.1%
Colorado	7	540,051			540,051	4.0%
Pennsylvania	7			532,520	532,520	4.0%
Florida	9	256,302	206,139	45,548	507,989	3.8%
Washington	6	311,824		159,071	470,895	3.5%
Arizona	10	382,045		51,903	433,948	3.2%
Iowa	6	233,413		146,542	379,955	2.8%
Illinois	4	243,491		110,000	353,491	2.6%
Michigan	8	199,749		121,672	321,421	2.4%
Hawaii	3	298,427			298,427	2.2%
Alabama	5	120,192	139,887		260,079	1.9%
Missouri	5	177,039		13,478	190,517	1.4%
Washington, DC	2	182,836			182,836	1.4%
Louisiana	2		136,155		136,155	1.0%
Other (9 states)	12	339,067	131,361	79,034	549,462	4.0%
Total	198	9,664,563	1,531,611	2,303,474	13,499,648	100.0%

BY MARKET
		Square Feet	Percent			Square Feet	Percent
1	Dallas-Ft. Worth, TX	2,306,184	17.1%	12	Des Moines, IA	379,955	2.8%
2	Nashville, TN	794,912	5.9%	13	Seattle-Bellevue, WA	379,334	2.8%
3	Charlotte, NC	787,404	5.8%	14	Chicago, IL	353,491	2.6%
4	San Antonio, TX	689,764	5.1%	15	Austin, TX	314,847	2.3%
5	Houston, TX	649,392	4.8%	16	Honolulu, HI	298,427	2.2%
6	Indianapolis, IN	558,694	4.1%	17	Phoenix, AZ	288,511	2.1%
7	Richmond, VA	558,209	4.1%	18	Washington, DC	241,739	1.8%
8	Los Angeles, CA	551,371	4.1%	19	Miami, FL	215,980	1.6%
9	Denver-Colorado Springs, CO	540,051	4.0%	20	Detroit, MI	211,057	1.6%
10	Memphis, TN	515,876	3.8%		Other (33 Markets)	2,398,246	17.9%
11	Roanoke, VA	466,204	3.5%		Total	13,499,648	100.0%

ON/OFF CAMPUS
	2013		2012
	2Q	1Q	4Q	3Q	2Q	1Q
On/adjacent	77%	77%	78%	78%	77%	75%
Off (2)	23%	23%	22%	22%	23%	25%
	100%	100%	100%	100%	100%	100%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

(2)	Approximately 39% of the off-campus square feet are anchored by a hospital system.

HEALTHCARE REALTY I 10	2Q I 2013 SUPPLEMENTAL INFORMATION

Square Feet by Type, Provider and Building Size (1)

BY FACILITY TYPE
	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical Office/Outpatient	9,664,563	1,275,890	994,115	11,934,568	88.4%	443,886	12,378,454
Inpatient Rehab			793,017	793,017	5.9%		793,017
Inpatient Surgical			273,770	273,770	2.0%		273,770
Other		255,721	242,572	498,293	3.7%		498,293
Total Square Feet	9,664,563	1,531,611	2,303,474	13,499,648	100.0%	443,886	13,943,534
Percent of Total Square Footage	71.6%	11.3%	17.1%	100.0%
Total Number of Properties	139	20	39	198

BY PROVIDER
Top Providers	Credit Rating	Associated Buildings (2)	Associated SF (2)	% of Total SF (3)	Leased SF Total	% of Total SF
Baylor Health System	AA-/Aa3	24	2,160,819	16.0%	1,013,283	7.5%
Ascension Health	AA+/Aa2	15	1,021,838	7.6%	338,082	2.5%
HCA	B+/B1	14	863,596	6.4%	422,227	3.1%
Carolinas Health System	--/Aa3	16	787,404	5.8%	624,503	4.6%
Catholic Health Initiative	AA-/Aa3	10	708,998	5.3%	419,859	3.1%
Bon Secours Health System	A-/A3	7	548,209	4.1%	219,989	1.6%
HealthSouth	BB-/Ba3	7	502,778	3.7%	423,218	3.1%
Tenet Healthcare Corporation	B/B1	8	481,077	3.6%	136,747	1.0%
Baptist Memorial Hospital	AA/--	5	424,306	3.1%	49,560	0.4%
Indiana University Hospital	AAA/A1	3	382,695	2.8%	192,929	1.4%
Vanguard Health System	B/B2	3	278,007	2.1%	38,743	0.3%
Medstar	A-/A2	3	241,739	1.8%	117,130	0.9%
Advocate Health Care	AA/Aa2	2	238,391	1.8%	58,157	0.4%
Memorial Hermann	A+/A1	4	206,090	1.5%	82,686	0.6%
Scott and White	A/A1	2	206,125	1.5%	203,601	1.5%
St. Luke's Episcopal Health	AA-/--	2	192,857	1.4%	19,956	0.1%
Overlake Hospital	A-/A2	1	191,051	1.4%	42,596	0.3%
University of Colorado Health	A+/A1	3	194,949	1.4%	69,841	0.5%
OrthoIndy	N/R	2	175,999	1.3%	175,999	1.3%
Hawaii Pacific Health	A-/A3	2	173,502	1.3%	36,531	0.3%
Other- Credit Rated		14	658,821	4.9%
Total - Credit Rated		147	10,463,252	77.5%
Total		198	13,499,648	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	42.4%	5,718,915	139,486	41
<100,000 and >75,000	23.9%	3,224,035	84,843	38
<75,000 and >50,000	18.4%	2,489,640	62,241	40
<50,000	15.3%	2,067,058	26,165	79
Total	100.0%	13,499,648	68,180	198

(1)	Excludes mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale.

(2)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(3)	Based on square footage, 77.5% of HR's portfolio is associated with a credit rated healthcare provider and 59.4% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 11	2Q I 2013 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
		NUMBER OF LEASES
	Annualized Minimum Rents (2)	Multi-Tenant Properties	Single-Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2013	$25,478	262	4	10.1%	1,013,299
2014	48,110	433	10	19.0%	1,906,515
2015	30,142	300	—	11.9%	1,181,964
2016	27,970	240	4	11.1%	1,046,703
2017	30,708	209	5	12.2%	1,315,400
2018	18,281	150	—	7.2%	817,158
2019	9,560	53	1	3.8%	360,838
2020	12,868	52	1	5.1%	484,444
2021	9,179	45	2	3.6%	399,423
2022	13,804	51	3	5.5%	596,361
Thereafter	26,520	70	8	10.5%	1,142,261

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	973	—
2,501 - 5,000	489	—
5,001 - 7,500	155	1
7,501 - 10,000	76	1
10,001 +	172	36
Total Leases	1,865	38

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale unless otherwise noted.

(2)
Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,291 square feet.

HEALTHCARE REALTY I 12	2Q I 2013 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY BY FACILITY TYPE
				2013	2012
Facility Type	Investment at 6/30/2013	Square Feet at 6/30/2013	Q2	Q1	Q4	Q3	Q2
Medical office/outpatient	$1,984,833	10,651,852	85.7%	85.8%	86.5%	86.1%	85.5%
Inpatient	355,044	1,066,787	100.0%	100.0%	100.0%	100.0%	100.0%
Other	46,394	498,293	83.7%	83.7%	83.4%	76.2%	76.2%
Portfolio Occupancy (2)	$2,386,271	12,216,932	86.9%	86.9%	87.7%	87.1%	86.6%
Stabilization in Progress Occupancy (3)	$419,226	1,282,716	48.2%	45.2%	41.2%	37.3%	32.5%

OCCUPANCY (2)
				2013	2012
	Investment at 6/30/2013	Square Feet at 6/30/2013	Q2	Q1	Q4	Q3	Q2
Multi-Tenant
Same store (4)	$1,622,970	8,861,791	87.3%	87.4%	87.9%	87.7%	87.1%
Acquisitions	47,282	215,279	96.4%	96.8%	96.5%	95.7%	95.7%
Reposition	139,695	836,388	44.4%	44.0%	47.5%	47.9%	41.5%
Total	$1,809,947	9,913,458	83.9%	83.9%	84.6%	84.5%	83.7%

Single-Tenant Net lease
Same store (4)	$497,895	2,047,520	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	67,631	192,040	100.0%	100.0%	100.0%	100.0%	100.0%
Reposition	10,798	63,914	100.0%	100.0%	100.0%	—	—
Total	$576,324	2,303,474	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store (4)	$2,120,865	10,909,311	89.7%	89.7%	90.3%	90.1%	89.6%
Acquisitions	114,913	407,319	98.1%	98.3%	98.0%	96.0%	95.5%
Reposition	150,493	900,302	48.4%	47.9%	51.1%	47.9%	41.6%
Total	$2,386,271	12,216,932	86.9%	86.9%	87.7%	87.1%	86.6%

# of Properties
Same store (4)			162	161	162	154	159
Acquisitions			7	8	9	10	10
Reposition			17	18	19	19	17
Total			186	187	190	183	186

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)
The portfolio occupancy assumes that properties under a Property Operating Agreement or Single-Tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the five properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 76%. The portfolio occupancy excludes the twelve development properties currently in stabilization.

(3)
The properties in stabilization are currently 69% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout to the suite.

(4)
In order to provide meaningful comparisons, same store occupancy excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

HEALTHCARE REALTY I 13	2Q I 2013 SUPPLEMENTAL INFORMATION

Leasing Statistics (1)(2)(3)

		2013	2012
	Q2	Q1	Q4	Q3	Q2
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	3.1%	3.0%	3.1%	3.2%	3.1%
Single-tenant net lease properties	2.1%	1.8%	2.1%	2.3%	2.5%
Newly executed leases ("cash leasing spreads")	0.5%	1.8%	1.0%	0.4%	1.8%
Tenant retention rate, multi-tenant properties	77.3%	84.2%	76.4%	85.1%	79.7%

As of 6/30/2013
Multi-Tenant Contractual Rental Rate Increases by Type (4)
Annual increase	79.9%
Non-annual increase	9.7%
No increase within Remaining Term	10.4%

Tenant Type
Multi-Tenant properties
Hospital	40.0%
Physician and other	60.0%
Single-Tenant net lease properties
Hospital	90.3%
Other	9.7%

Lease Structure
Gross	20.1%
Modified gross	42.5%
Net	37.4%

Ownership Type
Ground lease	55.2%
Fee simple	44.8%

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)	All percentages presented are calculated based on total square feet.

(3)	Represents historical rental rate increases and may not be indicative of future increases.

(4)
"Non-annual increase" refers to leases that have a term greater than one year, but do not have rent increases each year. "No Increase within Remaining Term" refers to leases with less than one year remaining or have a term greater than one year, but no increases during the current lease term.

HEALTHCARE REALTY I 14	2Q I 2013 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

SAME STORE PROPERTIES (1)(2)
					SEQUENTIAL		YEAR-OVER-YEAR
	2Q 2013		1Q 2013	2Q 2012	$	Percentage Change	$	Percentage Change
Multi-tenant
Revenues	$55,731		$55,659	$55,223	$72	0.1%	$508	0.9%
Expenses	24,455		23,711	23,969	744	3.1%	486	2.0%
NOI	$31,276		$31,948	$31,254	($672)	(2.1)%	$22	0.1%
Occupancy	87.3%	87.4	87.4%	86.9%
Number of properties	127		127	127

Single-tenant net lease
Revenues	$12,997		$12,893	$12,892	$104	0.8%	$105	0.8%
Expenses	463		379	505	84	22.2%	(42)	(8.3)%
NOI	$12,534		$12,514	$12,387	$20	0.2%	$147	1.2%
Occupancy	100.0%		100.0%	100.0%
Number of properties	35		35	35

Total Revenues	68,728		68,552	68,115	$176	0.3%	613	0.9%
Total Expenses	24,918		24,090	24,474	828	3.4%	444	1.8%
Total NOI	$43,810		$44,462	$43,641	($652)	(1.5)%	$169	0.4%
Occupancy	89.7%		89.8%	89.4%
Number of properties	162		162	162

RECONCILIATION OF NOI
	2Q 2013	1Q 2013	2Q 2012
Rental income	$79,119	$78,030	$74,184
Rental lease guaranty income (a)	1,332	1,275	1,185
Exclude straight-line rent revenue	(1,974)	(1,840)	(1,328)
Revenue	78,477	77,465	74,041
Revenue not included in same store	(9,749)	(8,913)	(5,926)
Same store revenue	$68,728	$68,552	$68,115

Property operating expense	$31,732	$29,803	$29,150
Property operating expense not included in same store	(6,814)	(5,713)	(4,676)
Same store property operating expense	$24,918	$24,090	$24,474

Same store NOI	$43,810	$44,462	$43,641
(a) Other operating income reconciliation:
Rental lease guaranty income	$1,332	$1,275	$1,185
Interest income	91	91	97
Other	85	90	88
Total consolidated other operating income	$1,508	$1,456	$1,370

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)
In order to provide meaningful comparisons, same store NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

HEALTHCARE REALTY I 15	2Q I 2013 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	Same Store 2Q 2013 NOI (1)	Adjustments (2)	Adjusted 2Q 2013 NOI	Annualized Adjusted 2Q 2013 NOI	% of Adjusted NOI
MOB / Outpatient	$34,995	$1,462	$36,457	$145,828	78.7%
Inpatient rehab	4,500	1,045	5,545	22,180	12.0%
Inpatient surgical	2,936	—	2,936	11,744	6.3%
Other	1,378	—	1,378	5,512	3.0%
Subtotal	$43,809	$2,507	$46,316	$185,264	100.0%
TOTAL SHARES OUTSTANDING (3)    95,860,009

+	ADD: DEVELOPMENT PROPERTIES AND MORTGAGES(4)
	Land held for development	$17,054
	Stabilization in progress	419,226
	Mortgage notes receivable	212,313

	Subtotal	$648,593

+	ADD: OTHER ASSETS
	Assets held for sale (5)	$29,400
	Properties not in Same Store NOI (6)	96,939
	Cash and other assets (7)	69,498

	Subtotal	$195,837

-	SUBTRACT: DEBT
	Unsecured credit facility (8)	$230,000
	Senior notes (8)	950,000
	Mortgage notes payable (8)	129,569
	Other liabilities (9)	84,947

	Subtotal	$1,394,516

(1)	See Same Store Properties schedule on page 15 for details on same store NOI.

(2)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters.

(3)	Total shares outstanding as of July 26, 2013.

(4)	Land held for development, stabilization in progress, and mortgage notes receivable reflect gross book value.

(5)	Assets held for sale are excluded from same store NOI and reflect net book value or the fixed purchase price, where applicable.

(6)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 857,149 square feet and generated NOI of approximately $0.1 million for 2Q 2013.

(7)
Includes cash of $1.2 million and other assets of $68.3 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $54.0 million, above-market intangible assets (net) of $12.9 million, equity investment in an unconsolidated joint venture of $1.3 million, and notes receivable (net) of $0.1 million.

(8)	Outstanding principal balances.

(9)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $58.9 million, pension plan liability of $15.6 million, security deposits of $5.5 million, market-rate lease intangibles of $4.4 million, and deferred operating expense reimbursements of $0.6 million. Also, excludes deferred revenue of $32.9 million.

HEALTHCARE REALTY I 16	2Q I 2013 SUPPLEMENTAL INFORMATION

Components of Expected 2013 FFO
(dollars in thousands, except per square foot data)

QUARTERLY RANGE OF EXPECTATIONS (1)
	Low	High
Occupancy
Multi-Tenant Same Store	87.0%	89.0%
Multi-Tenant Reposition	40.0%	50.0%
Single-Tenant Net Lease	95.0%	100.0%

Same Store Revenue per Occupied Square Foot
Multi-Tenant	$28.00	$30.25
Single-Tenant Net Lease	$24.00	$26.25

Same Store Multi-Tenant NOI Margin	55.0%	58.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	75.0%	80.0%
Non-annual Increase	7.5%	12.0%
No Increase within Remaining Term	12.0%	15.0%

Contractual Annual Rent Increases
Multi-Tenant	3.0%	3.5%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Releasing Spreads	0.5%	3.0%

Multi-Tenant Lease Retention Rate	75.0%	85.0%

Same Store Multi-Tenant NOI Growth	2.0%	4.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Stabilization in Process ("SIP")
Year-End 2013 Lease Percentage	75.0%	85.0%
Year-End 2013 Occupancy Percentage	65.0%	70.0%

Normalized G&A	$21,000	$23,000

Funding Activity
SIP Funding (tenant improvements)	$15,000	$25,000
Construction Mortgage Funding	$84,000	$85,000
Acquisitions	$200,000	$225,000
Dispositions	$80,000	$100,000

Cap/Interest Rate
Construction Mortgage Funding	6.75%	8.00%
Acquisitions	6.00%	8.00%
Dispositions	8.00%	9.50%

Leverage (Debt/Cap)	40.0%	45.0%

(1) Indicates range in which quarterly results are expected to fall.

HEALTHCARE REALTY I 17	2Q I 2013 SUPPLEMENTAL INFORMATION